UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2007
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31230	06-1215192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Louisiana, Suite 4300, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 570-3200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On August 9, 2007, Pioneer Companies, Inc., a Delaware corporation (the “Company”), issued a press release announcing its results for the quarter ended June 30, 2007 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1 to this report. The information in the Earnings Release is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in the Earnings Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Additional Information and Where to Find it
     Pioneer has filed with the SEC a definitive proxy statement and other related documents regarding the proposed transaction described in this communication. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THE OTHER RELATED DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PIONEER, THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive proxy statement has been sent to security holders of Pioneer seeking their approval of the proposed transaction. This communication is not a solicitation of a proxy from any security holder of Pioneer. Investors may obtain the proxy statement and the other related documents and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement may be obtained free of charge by directing a request to Pioneer’s corporate office located at, 700 Louisiana Street, Suite 4300, Houston Texas, 77002, (713) 570-3200 (phone), (713) 225-6475 (fax), Attention: Gary Pittman.
     Pioneer, its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Such persons may have interests in the proposed transaction, including as a result of holding options or shares of Pioneer stock. Olin Corporation may also be deemed a participant in such solicitation by virtue of its execution of the merger agreement. Information regarding Pioneer’s directors and executive officers is available in the proxy statement filed with the SEC by Pioneer on July 24, 2007. Information regarding Olin’s directors and executive officers is available in the proxy statement filed with the SEC by Olin on March 2, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement and other relevant materials filed with the SEC by Pioneer.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.

Exhibit number	Description

99.1	Press Release of August 9, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER COMPANIES, INC.
By:	/s/ Carl Monticone
Carl Monticone, Vice President,
Controller and Assistant Secretary

Dated: August 9, 2007

EXHIBIT INDEX

Exhibit number	Description

99.1	Press Release of August 9, 2007